Exhibit 99.1

Investor Contact:	Media Contact:
Arthur Shannon	Lainie Keller
arthur.shannon@bausch.com	lainie.keller@bausch.com
(908) 927-1198

Allison Ryan
allison.ryan@bausch.com
(877) 354-3705 (toll free)
(908) 927-0735

Bausch + Lomb Provides Leadership Update

VAUGHAN, Ontario, July 20, 2022 – Bausch + Lomb Corporation (NYSE/TSX: BLCO) (“Bausch + Lomb” or the “Company”), a leading global eye health company dedicated to helping people see better to live better and subsidiary of Bausch Health Companies Inc. (NYSE/TSX: BHC) (“Bausch Health”), announced Joseph C. Papa has stepped down as chair of the Board of Directors of the Company (the “Board”). The Board has appointed Thomas W. Ross, Sr., to serve as the chair of the Board. The Company also announced today that the Board has begun a search for a new CEO. Mr. Papa will remain as CEO and as a member of the Board until his successor is appointed.

“Joe has done an incredible job as the former leader of Bausch Health and current leader of Bausch + Lomb. He was faced with numerous challenges when he joined Bausch Health in 2016, and under his leadership key matters, including reduction of debt burdens, settlement of legacy legal matters, investment in R&D and new launches, have allowed the Company to complete its IPO earlier this year,” said Mr. Ross.

“It has been a privilege to serve as the CEO of first Bausch Health, and now Bausch + Lomb, and to work with amazingly talented and dedicated employees who never wavered from our mission of helping people around the world see better to live better. After six years as CEO, and after accomplishing the IPO of Bausch + Lomb, I believe now is an appropriate time to transition leadership of the Company. I am proud of what we have accomplished during my tenure, and I will leave knowing Bausch + Lomb is well-positioned for continued success as it transitions toward being a separate company,” said Mr. Papa.

With this announcement, the Company is also affirming its full-year guidance range for 2022, which was first announced in its news release on June 8, 2022.1 Further details will be provided in the Company’s second quarter earnings call.

Bausch + Lomb, with the support of its Board, remains committed to the strategy of completing its spinoff from Bausch Health. Mr. Papa’s departure is not the result of any disagreement with the Company.

“On behalf of the entire Board of Bausch + Lomb, I thank Joe for his leadership, commitment to the Company and focus on its people and patients,” said John Paulson, a member of the Board and chair of the Board of Directors of Bausch Health. “Bausch Health and Bausch + Lomb remain committed to the spinoff of the Company from Bausch Health, which is currently anticipated to occur in 2023, following both the expiry of customary lock-ups related to the Company’s IPO and achievement of Bausch Health’s target leverage ratio, subject to market conditions and receipt of applicable shareholder and other necessary approvals and other factors.”

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The guidance in this news release is only effective as of the date given, July 20, 2022, and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance. Distribution or reference of this news release following July 20, 2022, does not constitute a reaffirmation of guidance by the Company. This statement represents forward-looking information and may not represent a financial outlook, and actual results may vary. See the “Forward-looking Statements” section of this news release for further information.

About Bausch + Lomb

Bausch + Lomb is dedicated to protecting and enhancing the gift of sight for millions of people around the world – from the moment of birth through every phase of life. Its comprehensive portfolio of more than 400 products includes contact lenses, lens care products, eye care products, ophthalmic pharmaceuticals, over-the-counter products and ophthalmic surgical devices and instruments. Founded in 1853, Bausch + Lomb has a significant global research and development, manufacturing and commercial footprint with more than 12,000 employees and a presence in nearly 100 countries. Bausch + Lomb is headquartered in Vaughan, Ontario with corporate offices in Bridgewater, New Jersey. For more information, visit www.bausch.com and connect with us on Twitter, LinkedIn, Facebook and Instagram.

About Bausch Health

Bausch Health Companies Inc. (NYSE/TSX: BHC) is a global diversified pharmaceutical company whose mission is to improve people’s lives with our health care products. We develop, manufacture and market a range of products primarily in gastroenterology, hepatology, neurology, dermatology, international pharmaceuticals and eye health, through our approximately 90% ownership of Bausch + Lomb Corporation. With our leading durable brands, we are delivering on our commitments as we build an innovative company dedicated to advancing global health. For more information, visit www.bauschhealth.com and connect with us on Twitter and LinkedIn.

Forward-looking Statements

This news release contains forward-looking information and statements within the meaning of applicable securities laws (collectively, “forward-looking statements”), which may generally be identified by the use of the words “anticipates,” “expects,” “plans,” “should,” “could,” “would,” “may,” “believes,” “estimates,” “potential,” “target,” or “continue” and positive and negative variations or similar expressions and phrases or statements that certain actions, events or results may, could, should or will be achieved, received or taken, or will occur or result, and similar such expressions also identify forward-looking information. Forward-looking statements include statements regarding Bausch + Lomb’s future prospects and performance, including the Company’s 2022 full-year guidance, the spinoff of Bausch + Lomb from Bausch Health and the timing thereof, details of the Company’s product pipeline and expectations on factors which may or may not impact cash flow from operations in future quarters. These forward-looking statements, including the Company’s full-year guidance, are based upon the current expectations and beliefs of management and are provided for the purpose of providing additional information about such expectations and beliefs, and readers are cautioned that these statements may not be appropriate for other purposes. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in Bausch + Lomb’s filings with the U.S. Securities and Exchange Commission (“SEC”) and the Canadian Securities Administrators (the “CSA”) (including the Company’s final prospectus as filed with the SEC on May 5, 2022 pursuant to Rule 424(b)(4) under the Securities Act of 1933, as amended, relating to the Company’s Registration Statement on Form S-1 and the Company’s supplemented PREP prospectus as filed with the CSA on May 5, 2022), which factors are incorporated herein by reference. They also include, but are not limited to, risks and uncertainties relating to the proposed plan to spinoff Bausch + Lomb from Bausch Health, including the expected benefits and costs of the spinoff transaction, the expected timing of completion of the spinoff transaction and its terms (including the expectation that the spinoff transaction will be completed following the expiry of customary lock-ups related to the Bausch + Lomb IPO and achievement of targeted net leverage ratios, subject to receipt of applicable shareholder and other necessary approvals), the ability to complete the spinoff transaction considering the various conditions to the completion of the spinoff transaction (some of which are outside the Company’s and Bausch Health’s control, including conditions related to regulatory matters and receipt of applicable shareholder and other approvals), the impact of any potential sales of the Company’s common shares by Bausch Health subject to expiry of lock-ups, that market or other conditions are no longer favorable to completing the transaction, that applicable shareholder, stock exchange, regulatory or other approval is not obtained on the terms or timelines anticipated or at all, business disruption during the pendency of or following the spinoff transaction, diversion of management time on spinoff transaction-related issues, retention of existing management team members, the reaction of customers and other parties to the spinoff transaction, the qualification of the spinoff transaction as a tax-free transaction for Canadian and/or U.S. federal income tax purposes (including whether or not an advance ruling from the Canada Revenue Agency and/or the Internal Revenue Service will be sought or obtained), the ability of the Company and Bausch Health to satisfy the conditions required to maintain the tax-free status of the spinoff transaction (some of which are beyond their control), other potential tax or other liabilities that may arise as a result of the spinoff transaction, the potential dis-synergy costs resulting from the spinoff transaction, the impact of the spinoff transaction on relationships with customers, suppliers, employees and other business counterparties, general economic conditions, conditions in the markets the Company is engaged in, behavior of customers, suppliers and competitors, technological developments and legal and regulatory rules affecting the Company’s business. In particular, the Company can offer no assurance that any spinoff transaction will occur at all, or that any spinoff transaction will occur on the terms and timelines anticipated by the Company and Bausch Health. They also include, but are not limited to, risks and uncertainties caused by or relating to the evolving COVID-19 pandemic, the fear of that pandemic, the emergence of variant and subvariant strains of COVID-19 (including the Delta and Omicron variants and subvariants thereof), the availability and effectiveness of vaccines for COVID-19 (including current or future variants and subvariants), COVID-19 vaccine immunization rates and the potential effects of that pandemic, the severity, duration and future impact of which are highly uncertain and cannot be predicted, and which may have a material adverse impact on the Company, including but not limited to its supply chain, third-party suppliers, project development timelines, employee base, liquidity, stock price, financial condition and costs (which may increase) and revenue and margins (both of which may decrease). In addition, certain material factors and assumptions have been applied in making these forward-looking statements, including, without limitation, assumptions regarding our 2022 full-year guidance with respect to expectations regarding base performance growth and organic growth, currency impact, run-rate dis-synergies and inflation, expectations regarding adjusted gross margin (non-GAAP), adjusted Selling, general and administrative expense (non-GAAP) and the Company’s ability to continue to manage such expense in the manner anticipated and the anticipated timing and extent of the Company’s Research and Development expense; and the assumption that the risks and uncertainties outlined above will not cause actual results or events to differ materially from those described in these forward-looking statements. Management has also made certain assumptions in assessing the anticipated impacts of the COVID-19 pandemic on the Company and its results of operations and financial conditions, including: that there will be no material restrictions on access to health care products and services resulting from a possible resurgence of the virus and variant and subvariant strains thereof on a global basis in 2022; there will be increased availability and use of effective vaccines; that the strict social restrictions in the first half of 2020 will not be materially re-enacted in the event of a material resurgence of the virus and variant and subvariant strains thereof; that there will be an ongoing, gradual global recovery as the macroeconomic and health care impacts of the COVID-19 pandemic diminish over time; that the largest impact to the Company’s businesses were seen in the second quarter of 2020; that, to the extent not already achieved, our revenues will likely return to pre-pandemic levels during 2022, but that rates of recovery will vary by geography and business unit, with some regions and business units expected to lag in recovery possibly beyond 2022; and no major interruptions in the Company’s supply chain and distribution channels. If any of these assumptions regarding the impacts of the COVID-19 pandemic are incorrect, our actual results could differ materially from those described in these forward-looking statements.

Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Bausch + Lomb undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this news release or to reflect actual outcomes, unless required by law.

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